EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kathryn K. McCarthy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Quarterly Report of Geeknet, Inc. on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on or about the date hereof ("Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Geeknet, Inc.

May 8, 2014	By:	/s/ Kathryn K. McCarthy

	Name:	Kathryn K. McCarthy
	Title:	President, Chief Executive Officer